                                                                   Exhibit 24.1


POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Armstrong World Industries, Inc. (the "Company") hereby constitutes and appoints George A. Lorch, Frank A. Riddick and Larry A. Pulkrabek, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of the Company), granting unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $500,000,000 aggregate amount of Securities (which may include senior or subordinated debt securities, preferred stock, common stock or depositary shares or securities convertible into preferred stock, common stock or depositary shares) and the offering thereof, in one or more series, on a delayed or continuous basis, as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of the Company to any registration statement to be filed with the Securities and Exchange Commission in respect of said Securities, to any and all amendments and supplements to any such registration statements, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and to file such documents with the Securities and Exchange Commission; and to do any and all acts and things and to execute any and all instruments that said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission thereunder, including specifically, but without limiting the generality of foregoing, power and authority to sign the name of the undersigned director and/or officer in such capacity, to any application, report, instrument, certificate, form or other document, and any and all supplements and amendments thereto, to be filed on behalf of said corporation with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: April 29, 1996 ________________________________


            Signature                          Title
            ---------                          -----

/s/ George A. Lorch              Chairman of the Board, President and Chief
- -------------------------        Executive Officer
    George A. Lorch


See Schedule A                   See Schedule A to Exhibit 24.1
to Exhibit 24.1

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                          SCHEDULE A TO EXHIBIT 24.1

     Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Powers of Attorney executed by the following directors and officers of the Company, which are substantially identical in all material respects except as to the executing party to the Power of Attorney set forth in Exhibit 24.1, are identified in this Schedule A to Exhibit 24.1.




/s/ Frank A. Riddick, III        Senior Vice-President, Finance, and Chief
- -------------------------        Financial Officer (Principal Financial Officer)
    Frank A. Riddick, III


/s/ Bruce A. Leech, Jr.          Controller (Principal Accounting Officer)
- -------------------------
    Bruce A. Leech, Jr.


/s/ H. Jesse Arnelle             Director
- -------------------------
    H. Jesse Arnelle


/s/  Van C. Campbell             Director
- -------------------------
     Van C. Campbell


/s/ Donald C. Clark              Director
- -------------------------
    Donald C. Clark


/s/ E. Allen Deaver              Director
- -------------------------
    E. Allen Deaver


/s/ Ursala F. Fairbairn          Director
- -------------------------
    Ursala F. Fairbairn


/s/ James E. Marley              Director
- -------------------------
    James E. Marley


/s/ J. Philip Samper             Director
- -------------------------
    J. Philip Samper


/s/ Jerre L. Stead               Director
- -------------------------
    Jerre L. Stead